Prospectus Supplement
John Hancock Current Interest
John Hancock Money Market Fund (the fund)
Supplement dated November 1, 2024 to the current Prospectus, as may be supplemented (the Prospectus)
APPENDIX 1 – INTERMEDIARY SALES CHARGE WAIVERS to the fund’s Prospectus, the following is added:
AMERIPRISE FINANCIAL SERVICES, INC. (AMERIPRISE FINANCIAL)
Effective November 1, 2024, fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:
CDSC Waivers on Class A and Class C shares purchased through Ameriprise Financial
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
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Redemptions due to death or disability of the shareholder
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Shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI
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Redemptions made in connection with a return of excess contributions from an IRA account
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Shares purchased through a right of reinstatement
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Redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
You should read this supplement in conjunction with the Prospectus and retain it for your future reference.
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